Columbia Absolute Return Multi-Strategy Fund (the Fund)

Supplement dated February 11, 2013

to the Prospectus dated October 1, 2012

Effective immediately, the information in the “Summary of the Fund” under the caption “Fund Management” in the Fund’s prospectus is hereby superseded and replaced as follows:

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Jeffrey L. Knight, CFA	Lead Portfolio Manager	February 2013
Todd White	Portfolio Manager	March 2011
Kent M. Peterson, Ph.D.	Portfolio Manager	March 2011

In managing the Fund, Messrs. Knight, White and Peterson allocate portions of Fund assets to be managed by investment professionals in other Investment Manager’s teams, such as the Global Rates and Currency Sector Team or various Equity management teams.

The information regarding the portfolio managers responsible for the Fund’s day-to-day portfolio management, as described in the Fund’s prospectus in the “More Information About the Fund” section under the caption “Portfolio Management and Compensation” is hereby superseded and replaced as follows:

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Jeffrey L. Knight, CFA, Lead Portfolio Manager

•	Managed the Fund since February 2013.
•	Joined the Investment Manager in February 2013 as Head of Global Asset Allocation of the Investment Manager. Prior to February 2013, Mr. Knight was at Putnam Investments.
•	Began investment career in 1987.
•	MBA from the Tuck School of Business at Dartmouth College.

Todd White, Portfolio Manager

•	Managed the Fund since March 2011.
•	Managing Director, Head of Alternative and Absolute Return Investments.
•	Joined the Investment Manager in 2008.
•

Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business, HSBC, 2004 to 2008; Managing Director and Head of Business for Mortgage Pass- Through and Options, Lehman Brothers, 2000 to 2004.

•	Began investment career in 1986.
•	BS, Indiana University.

Kent M. Peterson, Ph.D., Portfolio Manager

•	Managed the Fund since March 2011.
•	Senior Portfolio Manager, Alternative and Absolute Return Investments.
•

Joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since January 2006. Prior to January 2006, Mr. Peterson was a trading associate at Bridgewater Associates from 2004 to 2005.

•	Began investment career in 1999.
•	BA from Cornell University and a Ph.D. from Princeton University.

In managing the Fund, Messrs. Knight, White and Peterson allocate portions of Fund assets to be managed by investment professionals in other Investment Manager’s teams, such as the Global Rates and Currency Sector Team or various Equity management teams.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

The rest of the section remains unchanged.

Shareholders should retain this Supplement for future reference.

S-6425-3 A (2/13)